                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  June 27, 1996



                          CLINTRIALS RESEARCH INC.
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                      33-69586                 62-1406017
- -----------------------------     ---------------------      -------------------
      (State or Other             (Commission File No.)       (I.R.S. Employer
Jurisdiction of Incorporation                                Identification No.)


      One Burton Hills Boulevard
             Suite 210
         Nashville, Tennessee                                      37215
- ----------------------------------------                   ---------------------
(Address of Principal Executive Offices)                         (Zip Code)




       Registrant's Telephone Number, Including Area Code: (615) 665-9665


                                      N/A
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

      On May 24, 1996, the Registrant announced a definitive Asset Purchase Agreement with Bio-Research Laboratories Ltd., of Montreal
("Bio-Research"). In connection with the pending acquisition, the Registrant files the attached documents, which the Registrant deems of importance to security holders.

      1. Consolidated Financial Statements of Bio-Research for the years ended December 31, 1995 and 1994, including the Notes thereto (Incorporated by reference to the Registrant's Current Report on Form 8-K dated June 19, 1996).

      2. Unaudited Pro Forma Condensed Combined Financial Statements, including the Notes thereto, reflecting the pending acquisition of Bio-Research by the Registrant.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CLINTRIALS RESEARCH INC.



June 27, 1996                          /s/  John W. Robbins
                                       -------------------------
                                            John W. Robbins
                                         Chief Financial Officer

                            CLINTRIALS RESEARCH INC.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The unaudited pro forma condensed combined statements of income for the year ended December 31, 1995 and for the three months ended March 31, 1996 gives effect to the Acquisition as if it had occurred on January 1, 1995. The unaudited pro forma condensed combined balance sheet as of March 31, 1996, gives effect to the Acquisition as if it had occurred on March 31, 1996.

     The unaudited pro forma condensed combined financial statements give effect only to the reclassifications and adjustments set forth in the accompanying Notes to unaudited pro forma condensed combined financial statements. The pro forma financial information is provided as additional information only and is not necessarily indicative of actual results that would have been achieved had the Acquisition been consummated at the beginning of the periods presented or of future results.

     These statements have been prepared from the consolidated financial statements of the Company and the financial statements of Bio-Research and should be read in conjunction with such statements and the related Notes. The financial statements of Bio-Research are incorporated herein by reference. The consolidated financial statements of the Company are incorporated herein by reference.

                            CLINTRIALS RESEARCH INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

                                                                 MARCH 31, 1996
                              -------------------------------------------------------------------------------------
                                                            PRO FORMA                    PRO FORMA
                                                           ADJUSTMENTS                  ADJUSTMENTS
                              AS REPORTED   AS REPORTED    TO REFLECT                   TO REFLECT        COMBINED
                              CLINTRIALS    BIO-RESEARCH   ACQUISITION       SUBTOTAL    OFFERING         PRO FORMA
                              -----------   ------------   -----------       --------   -----------       ---------
Assets
Current assets:
  Cash and cash
    equivalents.............    $16,831       $  5,548      $      --        $ 22,379    $  92,641(2)     $ 50,020
                                                                                           (65,000)(2)
  Accounts receivable.......     25,407          6,913                         32,320                       32,320
  Other current assets......      4,515          2,753                          7,268                        7,268
                              -----------   ------------   -----------       --------   -----------       ---------
Total current assets........     46,753         15,214                         61,967       27,641          89,608
  Property and equipment....     13,387         28,439                         41,826                       41,826
  Less accumulated
    depreciation and
    amortization............      5,491         11,639                         17,130                       17,130
                              -----------   ------------   -----------       --------   -----------       ---------
                                  7,896         16,800                         24,696                       24,696
Excess of purchase price
  over net assets
  acquired..................      6,965                        38,367(1)       45,332                       45,332
Other assets................         38                                            38                           38
                              -----------   ------------   -----------       --------   -----------       ---------
                                $61,652       $ 32,014      $  38,367        $132,033    $  27,641        $159,674
                              ===========   ============   ===========       =========  ===========       =========
Liabilities and
  Stockholders' Equity
Current liabilities:
  Accounts payable and
    accrued expenses........    $ 8,143       $  3,192      $      --        $ 11,335    $      --        $ 11,335
  Advance billings..........     21,167          2,189                         23,356                       23,356
  Payable to stockholders of
    Bio-Research............                                   65,000(1)       65,000      (65,000)(2)          --
                              -----------   ------------   -----------       --------   -----------       ---------
Total current liabilities...     29,310          5,381         65,000          99,691      (65,000)         34,691
Deferred income taxes.......        234                                           234                          234
Stockholders' equity:
  Common stock..............         88          3,128         (3,128)(1)          88           26(2)          114
  Additional paid-in
    capital.................     40,180             39            (39)(1)      40,180       92,615(2)      132,795
  Retained earnings.........     (8,229)        24,941        (24,941)(1)      (8,229)                      (8,229)
  Cumulative foreign
    currency translation
    adjustments.............         69         (1,475)         1,475(1)           69                           69
                              -----------   ------------   -----------       --------   -----------       ---------
Total stockholders'
  equity....................     32,108         26,633        (26,633)         32,108       92,641         124,749
                              -----------   ------------   -----------       --------   -----------       ---------
                                $61,652       $ 32,014      $  38,367        $132,033    $  27,641        $159,674
                              ===========   ============   ===========       =========  ===========       =========

       See notes to unaudited pro forma condensed combined balance sheet.

                          NOTES TO UNAUDITED PRO FORMA

                        CONDENSED COMBINED BALANCE SHEET

(1) To record the purchase of the net assets (including the recording of excess of purchase price over net assets acquired) and eliminate the stockholders' equity of Bio-Research. No estimate of any purchase accounting adjustments to record property and equipment at fair value has been made at this time. ClinTrials expects to obtain and record a valuation of Bio-Research's property and equipment within six months following the Acquisition. It is not expected that the reclassification between excess of purchase price over net assets acquired and property and equipment will be significant to the combined balance sheet. The pro forma adjustments reflect a temporary payable to the stockholders of Bio-Research to effect the purchase of Bio-Research. The temporary payable would be satisfied from the proceeds of the offering referred to in pro forma adjustment (2).

(2) To record the net proceeds from the completion of the offering of 2,600,000 shares of ClinTrials Common Stock at an assumed price of $37.75 per share. Gross proceeds of $98.1 million, less estimated issuance costs of $5.5 million, provides net proceeds of $92.6 million. A portion of the net proceeds would be utilized to retire the temporary payable to the stockholders of Bio-Research referred to in pro forma adjustment (1).

                            CLINTRIALS RESEARCH INC.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                       THREE MONTHS ENDED MARCH 31, 1996
             (DOLLARS IN THOUSANDS, EXCEPT FOR EARNINGS PER SHARE)

                                             AS REPORTED    AS REPORTED      PRO FORMA       COMBINED PRO
                                             CLINTRIALS     BIO-RESEARCH    ADJUSTMENTS        FORMA(1)
                                             -----------    ------------    -----------      ------------
Net service revenue........................    $17,670         $6,324         $    --          $ 23,994
Operating costs:
  Direct costs.............................     10,526          3,658                            14,184
  Selling, general and administrative
     costs.................................      4,750          1,954                             6,704
  Depreciation and amortization............        700            426             240(2)          1,366
                                             -----------    ------------    -----------      ------------
Income from operations.....................      1,694            286            (240)            1,740
Other income (expense):
  Interest income..........................        215             77              --(3)            292
  Interest expense.........................        (14)            (1)                              (15)
                                             -----------    ------------    -----------      ------------
Income before income taxes.................      1,895            362            (240)            2,017
Provision for income taxes.................       (782)           176              --(4)           (606)
                                             -----------    ------------    -----------      ------------
Net income.................................    $ 1,113         $  538         $  (240)         $  1,411
                                             =========      =========       =========        ==========
Weighted average common shares.............      9,185                          1,868(5)         11,053
                                             =========                      =========        ==========
Earnings per common and common equivalent
  share....................................    $  0.12                                         $   0.13
                                             =========                                       ==========

    See notes to unaudited pro forma condensed combined statement of income.

                            CLINTRIALS RESEARCH INC.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1995
             (DOLLARS IN THOUSANDS, EXCEPT FOR EARNINGS PER SHARE)

                                                  AS REPORTED   AS REPORTED     PRO FORMA      COMBINED
                                                  CLINTRIALS    BIO-RESEARCH   ADJUSTMENTS   PRO FORMA(1)
                                                  -----------   ------------   -----------   ------------
Net service revenue.............................    $57,846       $ 26,342       $    --       $ 84,188
Operating costs:
  Direct costs..................................     34,850         14,408                       49,258
  Selling, general and administrative costs.....     15,209          8,024                       23,233
  Depreciation and amortization.................      2,287          1,573           959(2)       4,819
                                                  -----------   ------------   -----------   ------------
Income from operations..........................      5,500          2,337          (959)         6,878
Other income (expense):
  Interest income...............................        744            373            --(3)       1,117
  Interest expense..............................        (79)           (10)                         (89)
                                                  -----------   ------------   -----------   ------------
Income before income taxes......................      6,165          2,700          (959)         7,906
Provision for income taxes......................     (2,564)         1,026            --(4)      (1,538)
                                                  -----------   ------------   -----------   ------------
Net income......................................    $ 3,601       $  3,726       $  (959)      $  6,368
                                                  =========      =========     =========     ==========
Weighted average common shares..................      9,088                        1,868(5)      10,956
                                                  =========                    =========     ==========
Earnings per common and common equivalent
  share.........................................    $  0.40                                    $   0.58
                                                  =========                                  ==========

    See notes to unaudited pro forma condensed combined statement of income.

                          NOTES TO UNAUDITED PRO FORMA

                    CONDENSED COMBINED STATEMENTS OF INCOME

(1) The pro forma condensed combined statements of income do not give effect to any overhead reductions or cost savings, if any, which may be realized after the consummation of the Acquisition.

(2) To adjust amortization expense. The excess of purchase price over net assets acquired related to the Acquisition will be amortized over 40 years using the straight line method. The amounts for the year ended December 31, 1995 and the three months ended March 31, 1996 were $959 and $240, respectively. No estimate of any purchase accounting adjustments to record property and equipment at fair value has been made at this time. ClinTrials expects to obtain and record a valuation of Bio-Research's property and equipment within six months following the Acquisition. It is not expected that any reclassification between excess of purchase price over net assets acquired and property and equipment would significantly affect amortization expense.

(3) Interest income as a result of the cash proceeds received in excess of the cash used to acquire Bio-Research and for costs of the Offering is not reflected in the pro forma condensed combined statements of income. The Company is presently earning a 4.11% yield on tax exempt investments. The following table summarizes the total effect on the pro forma condensed combined statements of income as if the interest had been earned on the excess cash.

                                                                YEAR ENDED           THREE MONTHS
                                                             DECEMBER 31, 1995   ENDED MARCH 31, 1996
                                                             -----------------   --------------------
     Excess cash invested..................................       $27,641              $27,641
                                                                  =======              =======
     Pro forma income, as stated...........................         6,368                1,411
     Estimated tax exempt interest income..................         1,136                  284
                                                                  -------              -------
     Pro forma income with excess cash invested............       $ 7,504              $ 1,695
                                                                  =======              =======
     Pro forma weighted average shares outstanding for
       entire offering.....................................        11,688               11,785
                                                                  =======              =======
     Pro forma earnings per share after consideration of
       investment of excess funds..........................       $  0.64              $  0.14
                                                                  =======              =======

(4) The pro forma amortization adjustment (Note 2) does not affect the income tax provision as such tax benefit of the amortization adjustment would merely increase the federal and Quebec research and development tax credits to be carried forward to future periods. The pro forma condensed combined statements of income do not provide for deferred United States taxes on the income earned by Bio-Research in Canada as ClinTrials intends to permanently reinvest any earnings outside the United States.

(5) The weighted average common shares outstanding in the pro forma columns include the 1,868,000 shares of Common Stock offered hereby that will be used to fund the $65 million cost of the Acquisition. The calculation of these shares is based on an offering price of $37.75 per share, net of offering costs.